Exhibit 32.2

INTERNATIONAL BUSINESS MACHINES CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of International Business Machines Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin J. Schroeter, Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin J. Schroeter

Martin J. Schroeter
Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation
April 29, 2014

       A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.

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